EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), the undersigned officer of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB/A for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "10-KSB/A Report") that:

         (1)      the 10-KSB/A  Report fully complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 29, 2005                              /S/ KEVIN BERMEISTER
                                              -------------------------
                                              Kevin Bermeister
                                              Chief Executive Officer and Acting
                                              Chief Financial Officer